Disposition of Assets	12 Months Ended
Dec. 31, 2012
Disposition of Assets

Note 3 — Disposition of Assets

Disposition of Assets — In December 2012, we sold a 33 year old posted barge drilling rig for proceeds of $0.2 million, resulting in a $0.5 million loss. There were no individually significant asset dispositions in 2011 and 2010.

Provision for Reduction in Carrying Value of an Asset — In 2011 and 2010, we recognized a charge of $1.4 million, and $2.0 million respectively related to a final settlement of a bankruptcy proceeding. The 2010 reduction resulted from the conclusion that the Company’s rights to mineral reserves no longer supported the outstanding receivable. In 2011, the Company and the bankruptcy trustee settled claims through this final settlement. In 2012, we did not incur any provision for reduction in carrying value of an asset.